UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SCPIE HOLDINGS INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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February 6, 2006 Stipulation and Order by Delaware Court of Chancery

This Schedule 14A is being filed by SCPIE Holdings Inc. (the “Company”) to clarify certain misstatements and omissions contained in Amendment No. 2 to the Schedule 13D (the ”Schedule 13D”) filed by Stilwell Value Partners III, L.P. (“Stilwell”) on February 8, 2006. The Schedule 13D makes misstatements and omissions regarding the February 6, 2006 Stipulation and Order approved by the Delaware Court of Chancery with respect to Stilwell’s demand to inspect and copy certain stocklist materials of the Company. Although the Company was always willing to provide the stocklist materials as long as Stilwell agreed to keep them confidential, Stilwell refused to sign a confidentiality agreement and elected to bring suit instead. The suit was quickly concluded after a conference call with the court in which the court indicated that it would require Stilwell to sign a confidentiality agreement.

By letter dated January 17, 2006, Stilwell made a demand to inspect and copy certain stocklist materials of the Company pursuant to Section 220 of the Delaware General Corporation Law (“Section 220”). The Company responded by a letter on January 24, 2006, agreeing to provide Stilwell with all requested items that it possessed and to which Stilwell was legally entitled, subject to the execution of a confidentiality agreement by Stilwell. However, Stilwell refused to sign a confidentiality agreement that would require it (i) to use the stocklist materials only for the articulated purpose of communicating with the Company’s stockholders with respect to the Company’s 2006 annual meeting of stockholders, (ii) to keep all Company information confidential and disclose the information to third parties only as provided in the agreement and (iii) to return or destroy all information after the annual meeting.

On January 25, 2006, Stilwell filed an action in the Delaware Court of Chancery pursuant to Section 220 to enforce its demand. Notwithstanding the fact that the parties were negotiating a form of confidentiality agreement, Stilwell requested a conference with the court. At the conference, the court indicated that it would require Stilwell to execute a confidentiality agreement. Following the conference, Stilwell agreed to be bound by the Stipulation and Order, which substantially includes all three of the provisions referenced above and which was substantially in the form that the Company had suggested to the court. A copy of the Stipulation and Order is attached as Exhibit A.

Additional Information

The Company plans to file a proxy statement and a white proxy card with the Securities and Exchange Commission in connection with its 2006 annual meeting of stockholders. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders will be able to obtain a free copy of the proxy statement, the white proxy and other related documents filed by the Company at the SEC’s website at www.sec.gov. When available, the Company’s proxy statement and other related documents may also be obtained from the Company free of charge by contacting SCPIE’s Communications Department at (310) 551-5942 and by contacting MacKenzie Partners, Inc. at 800-322-2885 Toll-Free or at 212-929-5500 collect or by email at proxy@mackenziepartners.com.

Certain Information Concerning Participants

The following information is provided concerning the participants on behalf of the SCPIE Holdings Inc. in the solicitation of proxies for its 2006 Annual Meeting of Stockholders.

The following individuals, all of whom are directors or officers or other agents of the Company, may be deemed participants in the solicitation of proxies on behalf of the Company : Howard Bender; Ronald L. Goldberg (Senior Vice President, Underwriting and Marketing); Joseph P. Henkes (Senior Vice President, Operations and Actuarial Services and Secretary); Edward G. Marley (Vice President and Chief Accounting Officer); Mitchell S. Karlan, M.D. (Chairman of the Board); Willis T. King, Jr.; Louis H. Masotti, Ph.D.; Jack E. McCleary, M.D.; Charles B. McElwee, M.D.; Wendell L. Moseley, M.D.; Donald P. Newell (Senior Vice President and General Counsel); William A. Renert, M.D.; Henry L. Stoutz, M.D.; Robert B. Tschudy (Senior Vice President and Chief Financial Officer); Reinhold A. Ullrich, M.D.; Ronald H. Wender, M.D.; and Donald J. Zuk (President and Chief Executive Officer).

In the aggregate, these individuals beneficially own 974,079 shares of the Company’s Common Stock, including 692,334 shares subject to stock options exercisable within 60 days of February 8, 2006. None of these individuals beneficially owns more than 1% of the Company’s Common Stock, except for Joseph P. Henkes, Robert B. Tschudy and Donald J. Zuk who own 16,808, 2,631 and 68,302 shares of the Company’s Common Stock, respectively, and hold stock options exercisable within 60 days of February 8, 2006, to acquire an additional 90,000, 100,000 and 204,000 shares of the Company’s Common Stock, respectively. The Company’s stockholders may obtain additional information regarding the interests of the participants by reading the definitive proxy statement for last year’s annual meeting of stockholders filed with the Securities and Exchange Commission on April 8, 2005.

EXHIBIT A

GRANTED

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN AND FOR NEW CASTLE COUNTY

STILWELL VALUE PARTNERS III, L.P.,	)

)

Plaintiff,	)

)

v.	)	C.A No. 1906-N

)

SCPIE HOLDINGS, INC.,	)

)

Defendant.	)

STIPULATION AND ORDER

WHEREAS, by letter dated January 17, 2006, Stilwell Value Partners III, L.P. (“Stilwell”) made a demand (the “Demand”) to inspect and to copy certain stocklist materials of SCPIE Holdings, Inc. (“SCPIE” or the “Company”) pursuant to Section 220 of the Delaware General Corporation Law (“Section 220”).

WHEREAS, Stilwell filed this action pursuant to Section 220 on January 25, 2006.

WHEREAS, subject to the terms of this Stipulation and Order, SCPIE has agreed to permit, or subsequent to the date hereof, may permit Stilwell to inspect certain of the materials specified in the Demand (collectively, the “Documents”).

IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned parties, subject to the approval of the Court, as follows:

1. SCPIE shall provide the Documents to Stilwell within one business day following receipt of payment from Stilwell for the reasonable costs of providing such Documents. SCPIE shall also provide Stilwell with Documents as of the record date for the Company’s 2006 annual meeting of stockholders once such Documents become available, and within one business day of Stilwell paying the reasonable costs of providing such Documents.

2. Stilwell (and its agents and representatives) shall not use the Documents (or any information derived therefrom) for any purpose other than communicating with other Company stockholders with respect to the Company’s 2006 annual meeting of stockholders and for soliciting proxies for such meeting.

3. Stilwell (and its agents and representatives) shall treat the Documents (and any information derived therefrom) as confidential and shall not disclose the Documents (or any information derived therefrom) to anyone other than its agents and representatives. Stilwell’s agents and representatives shall agree in writing to be bound by the terms of this Stipulation and Order.

4. Stilwell shall return and/or certify that it (and its agents and representatives) has destroyed the Documents (and any information derived therefrom) within 30 days after the Company’s 2006 annual meeting of stockholders.

5. This action is dismissed with prejudice, except that the Court maintains jurisdiction over this action for the purposes of enforcement of this Stipulation and Order.

/s/ Allan J. Stone
Alan J. Stone (#2677) Kevin M. Coen (#4775) Morris, Nichols, Arsht & Tunnell LLP 1201 N. Market Street P.O.Box 1347 Wilmington, Delaware 19899-1347 (302)658-9200 Attorneys for Plaintiff

/s/ Raymond J. DiCamillo
Raymond J. DiCamillo (#3188) Richards Layton & Finger, P.A. 920 North King Street Wilmington, Delaware 19801 (302) 651-7700 Attorneys for Defendant

Dated: February 3, 2006

SO ORDERED this                      day of                                         , 2006.

Chancellor

Court: DE Court of Chancery

Judge: Chandler, William B

File & Serve reviewed Transaction ID: 10496618

Current date: 2/6/2006

Case number: 1906-N

Case name: Stilwell Value Partners III LP vs SCPIE Holdings Inc

/s/ Judge William B Chandler III